NexPoint Capital, Inc.

Maximum Offering of 150,000,000 Shares of Common Stock

Supplement No. 13 dated September 7, 2016

to

Prospectus dated May 1, 2016

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of NexPoint Capital, Inc. dated May 1, 2016 (the “Prospectus”), Supplement No. 1, dated May 25, 2016, Supplement No. 2, dated June 1, 2016, Supplement No. 3, dated June 8, 2016, Supplement No. 4, dated June 15, 2016, Supplement No. 5, dated June 22, 2016, Supplement No. 7, dated July 8, 2016, Supplement No. 8, dated July 13, 2016, Supplement No. 9, dated July 20, 2016, Supplement No. 10, dated July 27, 2016, Supplement No. 11, dated August 24, 2016 and Supplement No. 12, dated August 31, 2016. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling us toll-free at (877) 665-1287. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 35 of the Prospectus before you decide to invest in shares of our common stock.

1. Effective as of August 11, 2016, the REIT subsidiary formed by NexPoint Capital, Inc. was dissolved and the Prospectus is hereby amended to remove the language related to the REIT subsidiary introduced by Supplement No. 8, dated July 13, 2016.

2. This supplement supplements and amends the Prospectus by replacing the section entitled “Fees and Expenses” with the following:

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “NexPoint Capital,” or that “we” will pay fees or expenses, stockholders will directly or indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses (as a percentage of offering price) (1)
Sales load (2)	8.0%
Offering expenses (3)	1.0%
Total stockholder transaction expenses	9.0%
Annual expenses (as a percentage of average net assets attributable to common stock) (1)
Base management fee (4)	3.00%
Incentive fees payable under our Investment Advisory Agreement (20.0%) (5)	0.00%
Interest payments on borrowed funds (6)	0.81%

Other expenses (7)	4.37%

Total Annual Expenses	8.18%
Less: Fee waivers and expense reimbursement (8)	(2.27%)
Total annual expenses after fee waivers and expense reimbursement	5.91%

Example

The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in our common stock, assuming (1) a 8.0% sales load (underwriting discounts and commissions) and offering expenses totaling $10 or 1.0%, (2) total annual expenses of 8.18% of net assets attributable to our common stock as set forth in the table above (other than performance-based incentive fees) and (3) a 5% annual return. The example reflects total annual expenses after fee waivers and expense reimbursement of 5.91% of net assets for the one-year period and the first year of the three-, five-, and ten-year periods.

	1 Year	3 Years	5 Years	10 Years
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation) (1)	$144	$287	$420	$720
Assuming a 5% annual return (assumes return is attributable to realized capital gains upon which NexPoint Advisors earns an incentive fee)(1)	$152	$309	$454	$765

This example and the expenses in the table above should not be considered a representation of our future expenses; actual expenses may be greater or less than those shown.

The example assumes that no dividends or distributions are reinvested. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we had an annual return of less than 5% on net investment income, the incentive fee under our Investment Advisory Agreement would not be earned or payable. If our annual return derived entirely from net realized gains from our inception to date, our expenses, and returns to investors, would be higher. The increased expense to investors in this scenario would result from the fact that incentive fees based on capital gains are not subject to a hurdle rate. Participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by an amount equal to 92% of the price at which common shares are sold in the offering at the last weekly closing of the month. See “Distribution Reinvestment Plan” for more information regarding our distribution reinvestment plan.

(1)	The following assumes that the registration statement of which this prospectus forms a part is declared effective by the SEC and the amounts shown under “Stockholder transaction expenses” and “Annual expenses” and in the example assume that we sell $32.6 million worth of shares of our common stock during the year ending December 31, 2016, that our net offering proceeds from such sales equal $29.7 million, that our average net assets during such period equal one-half of the net offering proceeds, or $37.1 million, and that we borrow funds equal to 33% of our average net assets during such period, or $18.6 million. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. If we are unable to raise $32.6 million during the year ending December 31, 2016, our expenses as a percentage of the offering price may be significantly higher. There can be no assurance that we will sell any particular amount of our common stock during the year ending December 31, 2016.

(2)	“Sales load” includes selling commissions of 7.0% and dealer manager fees of 1.0%. We may reimburse our dealer manager for certain expenses that are deemed underwriting compensation. We have agreed to reimburse the dealer manager in an amount up to 1.0% of the gross offering proceeds for reasonable fees and expenses incurred in connection with: (a) legal counsel to the dealer manager, including fees and expenses incurred prior to the effectiveness of the registration statement, of which this prospectus forms a part, provided such fees and expenses are incurred in relation to the dealer manager; (b) customary travel, lodging, meals and reasonable entertainment expenses incurred in connection with this offering; (c) attendance at broker-dealer sponsored conferences, educational conferences sponsored by us, industry sponsored conferences and informational seminars; (d) non-accountable due diligence expenses incurred by our dealer manager or a participating broker-dealer; (e) customary promotional items; and (f) sales incentives. Total underwriting compensation payable by the Company to our dealer manager or participating broker-dealers shall not exceed 8.0% of our gross offering proceeds. Other entities affiliated with NexPoint Advisors will provide reimbursements to our dealer manager and participating broker-dealers for the categories listed above to the extent that the aggregate amount of reimbursements, along with the payment of selling commissions and dealer manager fees, do not exceed 10% of our gross offering proceeds, which is the maximum amount permitted by FINRA. Therefore, in the event that an investor pays an aggregate of 8.0% sales load, entities affiliated with NexPoint Advisors may pay an additional amount equal to up to 2.0% of the gross proceeds from this offering.

We have agreed to reimburse the dealer manager or any participating broker-dealer for reasonable bona fide due diligence expenses set forth in an itemized and detailed invoice incurred by either, which may include travel, lodging, meals and other reasonable out-of-pocket expenses incurred by the dealer manager or any participating broker-dealer and their personnel when visiting our offices or assets to verify information relating to us or our assets. These amounts are excluded from underwriting compensation but, when combined with the amounts that constitute underwriting compensation, cannot exceed 15.0% of the aggregate proceeds raised in this offering. These amounts are reflected as offering expenses in the table above.

(3)	Amount reflects estimated offering expenses to be paid by us of $326,000 if we raise $32.6 million in gross proceeds.

(4)	Our base management fee is calculated at an annual rate of 2.0%, is based on the average value of our gross assets (including cash and cash equivalents and assets acquired using borrowings for investment purposes) and is payable quarterly in arrears. See “The Adviser and the Administrator—Investment Advisory Agreement—Management Fee.” For purposes of calculating our adjusted average gross assets, we expect to recognize any interest rate swap derivatives on the balance sheet as either an asset or liability measured at fair value. Because the base management fee is based on our gross assets, when we utilize leverage, the base management fee as a percentage of the net assets attributable to common stock will increase. Net assets equals adjusted gross assets less any outstanding liabilities and outstanding borrowings. For the purposes of this table, we have assumed that we maintain no cash or cash equivalents and that the base management fee will remain at 2.0% as set forth in the Investment Advisory Agreement. The base management fee shown in the table above is higher than the contractual rate because the base management fee in the table is required to be calculated as a percentage of our average net assets, rather than our gross assets. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement. Under the 1940 Act, any material change to the Investment Advisory Agreement generally must be submitted to our stockholders for approval.

The SEC requires that the “management fees” percentage be shown as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. The base management fee in the table above assumes borrowings to fund investments of approximately $18.6 million at the end of the first 12 months.

(5)	We anticipate that we may have capital gains and interest income that result in the payment of an incentive fee to NexPoint Advisors in the following twelve months. However, the incentive fee payable to NexPoint Advisors is based on our performance and will not be paid unless we achieve certain performance targets. As we cannot predict whether we will meet the necessary performance targets, we have assumed that no incentive fee will be paid for purposes of this table and if such fee were to be paid, expenses would be higher. Any incentive fee payable to NexPoint Advisors will not be subject to the Company’s Expense Limitation Agreement. We expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies and realize capital gains upon the sale of investments in our portfolio companies.

The incentive fee will consist of two components. The first component, which we refer to as the income incentive fee, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. The second component of the incentive fee, which we refer to as the capital gains incentive fee, will be an incentive fee on capital gains earned on liquidated investments from our portfolio and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. See “The Adviser and the Administrator—Investment Advisory Agreement—Incentive Fee” for a full explanation of how this incentive fee is calculated. Because the example above assumes a 5.0% annual return, the incentive fee under the Investment Advisory Agreement would not be payable in the following twelve months. As of the date of this prospectus, we have not paid any incentive fees to NexPoint Advisors.

(6)	We may borrow funds to make investments, including before we have fully invested the initial proceeds of this offering. The costs associated with any such outstanding borrowings, as well as issuing and servicing debt securities or issuing preferred stock, would be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 33% of our average net assets (including such borrowed funds) during such period and that the annual interest rate on the amount borrowed is 3.0%. Our ability to incur leverage during the following twelve months depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering and capital markets conditions. We do not plan to issue preferred stock during the next twelve months.

(7)	Other expenses include accounting, legal and auditing fees, as well as the reimbursement of the compensation for administrative personnel and fees payable to our independent directors.

(8)	Pursuant to an expense limitation agreement, NexPoint Advisors is contractually obligated to waive fees and, if necessary, pay or reimburse certain other expenses to limit the ordinary “Other Expenses” in this table to 1.0% of the quarter-end value of our gross assets through the one year anniversary of the effective date of the registration statement of which this prospectus forms a part. The obligation does not extend to interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, Acquired Fund Fees and Expenses, expenses payable under the Administration Agreement or expenses payable to NexPoint Advisors for providing managerial assistance to our portfolio companies or as an incentive fee. The obligation will automatically renew for one-year terms unless it is terminated by us or NexPoint Advisors upon written notice within 60 days of the end of the current term or upon termination of the Investment Advisory Agreement. There can be no assurance that the expense limitation agreement will be renewed. In the event that the expense limitation agreement is terminated by either party, investors will likely bear higher expenses. The expense limitation agreement provides that we will carry forward the amount of any foregone fees or “other expenses” paid, absorbed or reimbursed by our investment adviser (the “Excess Expenses”), for a period not to exceed three years from the end of the fiscal quarter in which such fees are foregone or expense is incurred by our investment adviser (the “Recoupment Period”) and that our investment adviser is entitled to recoup from us the amount of such Excess Expenses during the Recoupment Period to the extent that such recoupment does not cause our “other expenses” plus recoupment to exceed the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

In addition, pursuant to the Administration Agreement, we will only reimburse NexPoint Advisors for our allocable portion of overhead and other expense incurred by NexPoint Advisors in performing its obligations under the Administration Agreement up to a maximum amount of 0.4% of our gross assets, including cash and cash equivalents and assets purchased with borrowed funds. Expenses payable to NexPoint Advisors for providing managerial assistance to our portfolio companies are not subject to this cap on reimbursement. Reimbursement to NexPoint Advisors under the Administration Agreement will be at cost, with no mark-up paid by us.

3. This supplement supplements and amends the Prospectus by replacing the fourth paragraph under the section entitled “Volume Discounts” with the following and including the following Additional Subscription Agreement as Appendix B:

To qualify for a volume discount as a result of multiple purchases of shares of our common stock, an investor must use the same participating broker-dealer for each purchase and must complete an additional subscription agreement for additional purchases, a form of which is included in Appendix B. Once an investor qualifies for a volume discount, the investor will be eligible to receive the benefit of such discount for subsequent purchases of shares in the primary offering made through the same participating broker-dealer. If a subsequent purchase entitles an investor to an increased reduction in selling commissions, the volume discount will apply only to the current and future investments.

This form may be used by any current investor in NexPoint Capital, Inc. who desires to purchase additional units of NexPoint Capital, Inc. Investors who acquired units through a transfer of ownership or transfer on death and wish to make additional investments must complete the NexPoint Capital, Inc. Subscription Agreement.

1. INVESTMENT INFORMATION

Amount of Subscription: $

(minimum additional investment of $500)

Payment Method:

Check Enclosed

Funds wired

Check/funding being sent by other third party

Money Orders, Traveler’s Checks, Starter Checks, Foreign Checks, Counter Checks, Third-Party Checks or Cash are not accepted. Volume discounts are available. Please refer to the prospectus for more information and consult your financial advisor.

2. ACCOUNT NUMBER

Account Number:

3. INVESTOR INFORMATION

Individual/Beneficial Owner (print name exactly as it is registered on the account)

Name of Investor/Beneficial Owner

Social Security or Tax ID Number	Date of Birth

Joint Owner (print name exactly as it is registered on the account)

Name of Co-Investor (if applicable)

Social Security or Tax ID Number	Date of Birth

Trust Arrangement (print name exactly as it is registered on the account)

Name of Trust	Tax ID Number

Name(s) of Trustee(s)	Date of Birth

Corporation/Partnership/Other (print name exactly as it is registered on the account)

Entity Name	Tax ID Number

Name(s) of Officer(s), General Partner or Authorized Person(s)

Please indicate if mailing address has changed since initial investment in NexPoint Capital, Inc.	Yes	No

If yes, please print new address below:

Street Address:

City:	State:	Zip Code:

4. SUBSCRIBER SIGNATURES / SUBSTITUTE IRS FORM W-9 CERTIFICATION

In order to induce NexPoint Capital, Inc. to accept this subscription, I hereby represent and warrant as follows:

(A power of attorney may not be granted to any person to make such representations on behalf of investor(s). (Only fiduciaries such as trustees, guardians, conservators, custodians and personal representatives may make such representations on behalf of an Investor.)

Investors must initial each representation.
		Investor	Co-Investor
a.	I have received the final Prospectus of NexPoint Capital, Inc. at least five business days before signing this Additional Subscription Agreement.

b.	I (we) certify that I (we) have (1) a net worth (exclusive of home, home furnishings and automobiles) of $250,000 or more; or (2) a net worth (exclusive of home, home furnishings and automobiles) of at least $70,000 and had during the last tax year or estimate that I (we) will have during the current tax year a minimum of $70,000 annual gross income, or that I (we) meet the higher suitability requirements imposed by my state of primary residence as set forth in the Prospectus under “Suitability Standards.” I will not purchase additional shares unless I meet the applicable suitability requirements set forth in the Prospectus at the time of purchase. NOT APPLICABLE TO KANSAS RESIDENTS.

c.	I am (we are) purchasing Shares for my (our) own account.

d.	I (we) acknowledge that the Shares are not liquid, there is no public market for the Shares, and I (we) may not be able to sell the Shares.

e.	If I am either purchasing the Shares on behalf of a trust or other entity of which I am trustee or authorized agent, I have due authority to execute this Additional Subscription Agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.

f.	I acknowledge that there is no assurance that I will recover the amount of my investment in the company.

g.

I acknowledge that distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to NexPoint Capital, Inc. for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Investors must initial any representation specific to the state of domicile.

		Investor	Co-Investor

Alabama residents only: In addition to the general suitability standards, this investment will only be sold to Alabama residents that represent they have a liquid net worth of at least 10 times their investment in this program and its affiliates.
California residents only: Investors must have either (a) a net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a minimum net worth of at least $120,000. In addition, the state of California requires that each investor in California cannot invest more than 10% of his or her net worth in us.
Idaho residents only: In addition to the suitability standards noted above, an investment in us is limited to Idaho investors who have either (i) a gross annual income of at least $85,000 and a liquid net worth of at least $85,000 or (ii) a liquid net worth of at least $300,000. Additionally, an Idaho investor’s total investment in us shall not exceed 10% of his or her liquid net worth. (“Liquid net worth” shall include only cash plus cash equivalents. “Cash equivalents” includes assets which may be convertible to cash within one year).
Iowa must have either (i) a net worth of $100,000 and annual gross income of $100,000, or (ii) a net worth of $350,000. Additionally, it is recommended that Iowa residents not invest, in the aggregate, more than 10% of their liquid net worth in this and similar direct participation investments. For purposes of this recommendation, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

4. SUBSCRIBER SIGNATURES / SUBSTITUTE IRS FORM W-9 CERTIFICATION (CONTINUED)

Investors must initial any representation specific to the state of domicile.

	Investor	Co-Investor
Kansas residents only: Excluding home, furnishings and automobiles, I (we) represent that I (we) either: (i) have a net worth of at least $70,000 and an annual gross income of at least $70,000; or (ii) have a net worth of at least investors not invest, in the aggregate, more than 10% of their liquid net worth in this and other similar investments. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.
Kentucky residents only: In addition to the general suitability standards listed above, no Kentucky resident shall invest more than 10% of his or her liquid net worth in our securities and the securities of any of our affiliates’ non-publicly traded business development companies. For these purposes, “liquid net worth” shall be defined as that portion of a person’s net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.
Maine residents only: The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar non-traded business development companies not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of the net worth that consists of cash, cash equivalents, and readily marketable securities.
Massachusetts residents only: In addition to the general suitability standards listed above, Massachusetts investors may not invest more than 10% of their liquid net worth in us or in other illiquid direct participation programs.
Nebraska residents only: In addition to the suitability standards noted above, Nebraska investors must have (i) either (a) an annual gross income of at least $100,000 and a net worth (not including home, furnishings and personal automobiles) of at least $350,000, or (b) a net worth (not including home, furnishings and personal automobiles) of at least $500,000; and (ii) investors must limit their investment in us and in the securities of other non-publicly traded business development companies to 10% of such investor’s net worth. Accredited investors in Nebraska, as defined in 17 C.F.R. § 230.501, are not subject to this limitation.
New Jersey residents only: New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.
New Mexico residents only: In addition to the suitability standards listed above, a New Mexico investor’s aggregate investment in us, shares of our affiliates and in similar direct participation programs may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.
North Dakota residents only: North Dakota investors must represent that, in addition to the stated net income and net worth standards, they have a net worth of at least ten times their investment in us.
Ohio residents only: It shall be unsuitable for an Ohio investor’s aggregate investment in shares of the issuer, affiliates of the issuer, and in other non-traded business development companies to exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.
Oklahoma residents only: In addition to the suitability standards above, the state of Oklahoma requires that each Oklahoma investor limit his or her investment in shares of our common stock to a maximum of 10% of his or her net worth (excluding home, home furnishings and automobiles).
Oregon residents only: In addition to the general suitability standards listed above, an Oregon investor’s maximum investment in us and our affiliates may not exceed 10% of their liquid net worth, excluding home, furnishings and automobiles.
Texas residents only: Investors who reside in the state of Texas must have either (i) a minimum of $100,000 an-nual gross income and a liquid net worth of $100,000; or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Texas investor’s total investment in this offering shall not exceed 10% of his or her liquid net worth. For this purpose, liquid net worth is determined exclusive of home, home furnishings and automobiles.

4. SUBSCRIBER SIGNATURES / SUBSTITUTE IRS FORM W-9 CERTIFICATION (CONTINUED)

Exempt TIN. Check here if investor is an exempt payee.	☐

Under penalties of perjury, I certify that:

 1. The number shown on this form is my correct taxpayer identification number and

 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

 3. I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

By signing below, you also acknowledge that you do not expect to be able to sell your Shares regardless of how the Company performs. If you are able to sell your Shares, you will likely receive less than your purchase price. The Company does not intend to list the Shares on any securities exchange during the offering period, and it does not expect a secondary market in the Shares to develop. The Company intends to implement a share repurchase program, but only a limited number of Shares will be eligible for repurchase by the Company. Accordingly, you should consider that you may not have access to the money you invest for at least five years, or until the Company completes a liquidity event, which may not occur until five years following the completion of its offering. There is no assurance that the Company will complete a liquidity event within such timeframe or at all. As a result of the foregoing, an investment in the Shares is not suitable if you require short-term liquidity. In addition, you acknowledge that distributions may be funded from an unlimited amount of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses. You also acknowledge that the Company may suspend or terminate its share repurchase program at any time and Shares repurchased in the share repurchase program will be repurchased at a price below the offering price in effect on the date of repurchase.

Signature of Investor	Print Name	Date

Signature of Joint Owner, if applicable	Print Name	Date

5. FINANCIAL ADVISOR INFORMATION & SIGNATURES

The broker, financial advisor or other investor representative (each an “Investor Representative”) signing below hereby warrants that it is duly licensed and may lawfully sell Shares in the state designated as the Investor’s legal residence or is exempt from such licensing.

Name of Participating Broker-Dealer or Financial Institution

☐	Check if recently employed by new Broker-Dealer or Financial Institution

Name of Broker/Financial Advisor/Other Investor Representative

Rep/Advisor Number	Branch Number

Mailing Address

☐	Check if recently employed by new Broker-Dealer or Financial Institution

City	State	Zip

E-mail

Phone Number	Fax Number

The undersigned confirms by its signature that it (i) has reasonable grounds to believe that the information and representations concerning the Investor identified herein are true, correct and complete in all respects; (ii) has verified that the form of ownership selected is accurate and, if other than individual ownership, has verified that the individual executing on behalf of the Investor is properly authorized and identified; (iii) has discussed such Investor’s prospective purchase of Shares with such Investor; (iv) has advised such Investor of all pertinent facts with regard to the fundamental risks of the investment, including lack of liquidity and marketability of the Shares; (v) has delivered a current prospectus and related amendments and supplements, if any, to such Investor; (vi) no sale of Shares shall be completed until at least five (5) business days after the date the Investor receives a copy of the prospectus, as amended or supplemented through the date hereof; (vii) has reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; and (viii) has reasonable grounds to believe that the purchase of Shares is a suitable investment for such Investor, that the undersigned will obtain and retain records relating to such investor’s suitability for a period of six years, that such Investor meets the suitability standards applicable to such Investor set forth in the prospectus (as amended or supplemented as of the date hereof), and that such Investor is in a financial position to enable such Investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto and that such investor has an understanding of the fundamental risks of the investment, the background and qualifications of the persons managing the Company and the tax consequences of purchasing and owning Shares. The above-identified entity, acting in its capacity as agent, broker, financial advisor or other investor representative, has performed functions required by federal and state securities laws and, as applicable, FINRA rules and regulations, including, but not limited to Know Your Customer, Suitability and PATRIOT Act (AML, Customer Identification) as required by its relationship with the Investor(s) identified in this document.

I understand this Additional Subscription Agreement is for the offering of NexPoint Capital, Inc.

Name of Broker / Financial Advisor / Other Investor Representative	Signature of Broker / Financial Advisor Other Investor Representative	Date

Name of Registered Supervisory Principal	Signature of Registered Supervisory Principal	Date

6. INVESTOR INSTRUCTIONS

This Additional Subscription Agreement, together with a check for the full purchase price, should be delivered or mailed by your Broker-Dealer or Registered Investment Advisor, as applicable to:

By Wire Transfer	By Mail
UMB Bank, N.A., ABA Routing #101000695 NexPoint Capital, Inc., Account #9872061969 Beneficial Owner(s) (include in memo field)	(Checks should be made payable to “NexPoint Capital, Inc.”)
NexPoint Capital, Inc.
c/o DST Systems Inc.
(844) 485-9167
Custodial Accounts
Forward Additional Subscription Agreement to the Custodian	Regular Mail
P.O. Box 219630
Kansas City, MO 64121-9630
Express Mail
430 W. 7th Street
Kansas City, MO 64105

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